UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2013

Heron Lake BioEnergy, LLC

(Exact name of registrant as specified in its charter)

Minnesota	000-51825	41-2002393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91246 390th Avenue Heron Lake, MN	56137-1375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 793-0077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 5, 2013, Heron Lake BioEnergy, LLC (the “Company”) finalized a Corn Oil Marketing Agreement (the “Agreement”) with RPMG, Inc. (“RPMG”) dated September 4, 2013.  Pursuant to the Agreement, the Company will sell to RPMG, and RPMG will purchase and market, all of the corn oil produced by the Company at the Company’s Heron Lake, Minnesota ethanol production plant.  The Company will pay RPMG a commission based on each pound of corn oil sold by RPMG.  The Agreement will become effective as of September 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

September 11, 2013	/s/ Stacie Schuler
Date	Stacie Schuler, Chief Financial Officer